UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

AVEXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37693	90-1038273
(Commission File No.)	(IRS Employer Identification No.)

2275 Half Day Rd, Suite 160
Bannockburn, Illinois 60015
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (847) 572-8280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On November 1, 2016, AveXis, Inc. (the “Company”) issued a press release announcing that the Company’s planned pivotal study of AVXS-101 for the treatment of spinal muscular atrophy (“SMA”) Type 1 will reflect a single-arm design, using natural history of the disease as a comparator, and enroll approximately 20 patients. The decision to pursue a single-arm design for the pivotal study is based on the Company’s receipt of the minutes following the Company’s Type B meeting with the United States Food and Drug Administration held on September 30, 2016. The press release also announced information regarding a conference call and webcast to discuss the clinical development pathway for AVXS-101 in SMA Type 1. The full text of the Company’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated November 1, 2016, titled “AveXis Announces Single-Arm Design for U.S. Pivotal Study of AVXS-101 in SMA Type 1 Patients.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016	AVEXIS, INC.

	By:	/s/ Sean P. Nolan
Sean P. Nolan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release, dated November 1, 2016, titled “AveXis Announces Single-Arm Design for U.S. Pivotal Study of AVXS-101 in SMA Type 1 Patients.”